UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Shift4 Payments, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Shift4 Payments, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 10, 2021

10:00 a.m. (Eastern time)

SHIFT4 PAYMENTS, INC.

2202 N. IRVING ST.

ALLENTOWN, PENNSYLVANIA 18109

April 27, 2021

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Shift4 Payments, Inc. at 10:00 a.m. Eastern time, on Thursday, June 10, 2021. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Jared Isaacman

Founder, Chief Executive Officer and Chairman of the Board of Directors

Page

Certain Definitions	ii

Notice of Annual Meeting of Stockholders To Be Held Thursday, June 10, 2021	iii

Proxy Statement	1

Questions and Answers About the 2021 Annual Meeting of Stockholders	3

Proposals To Be Voted On	8

i

CERTAIN DEFINITIONS

In connection with the closing of our initial public offering of Class A common stock on June 4, 2020 (the “IPO”), we effected certain organizational transactions which we refer to as the “Transactions.” As used in the accompanying proxy statement, unless otherwise indicated, references to:

•

“we,” “us,” “our,” the “Company,” “Shift4” and similar references refer: (1) Shift4 Payments, Inc., and, unless otherwise stated, all of its subsidiaries, including Shift4 Payments, LLC and, unless otherwise stated, all of its subsidiaries, and (2) prior to the completion of the Transactions, including this offering, to Shift4 Payments, LLC and, unless otherwise stated, all of its subsidiaries.

•

“Blocker Companies” refers to certain direct and/or indirect owners of LLC Interests in Shift4 Payments, LLC, collectively, prior to the Transactions that are taxable as corporations for U.S. federal income tax purposes and each of which is an affiliate of Searchlight (as defined below).

•	“Blocker Shareholders” refers to the owners of Blocker Companies, collectively, prior to the Transactions.

•

“Continuing Equity Owners” refers collectively to Searchlight, our Founder and their respective permitted transferees that own LLC Interests after the Transactions and who may redeem at each of their options, in whole or in part from time to time, their LLC Interests for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE ) who are disinterested), cash or newly-issued shares of our Class A common stock.

•

“LLC Interests” refers to the common units of Shift4 Payments, LLC, including those that we purchased directly from Shift4 Payments, LLC with the proceeds from the IPO and the concurrent private placement and the common units of Shift4 Payments, LLC that we acquired from the Former Equity Owners in connection with the consummation of the Transactions.

•	“Founder” refers to Jared Isaacman, our Founder, Chief Executive Officer, Chairman of the Board of Directors and the sole stockholder of Rook Holdings Inc.

•

“Former Equity Owner” refers to FPOS Holding Co., Inc. who will exchange its LLC Interests for shares of our Class A common stock (to be held by the Former Equity Owner either directly or indirectly) in connection with the consummation of the Transactions.

•	“Rook” refers to Rook Holdings Inc., a Delaware corporation wholly-owned by our Founder and for which our Founder is the sole stockholder.

•	“Searchlight” refers to Searchlight Capital Partners, L.P., a Delaware limited partnership, and certain funds affiliated with Searchlight.

•	“Shift4 Payments LLC Agreement” refers to Shift4 Payments, LLC’s amended and restated limited liability company agreement.

ii

SHIFT4 PAYMENTS, INC.

2202 N. Irving St.

Allentown, Pennsylvania 18109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, JUNE 10, 2021

The Annual Meeting of Stockholders (the “Annual Meeting”) of Shift4 Payments, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Thursday, June 10, 2021. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FOUR2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•	To elect Jared Isaacman and Andrew Frey as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 16, 2021 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Jordan Frankel, General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary, at annualmeeting@shift4.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Jordan Frankel

General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary

Allentown, Pennsylvania

April 27, 2021

iii

SHIFT4 PAYMENTS, INC.

2202 N. Irving St.

Allentown, Pennsylvania 18109

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Shift4 Payments, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 10, 2021 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FOUR2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, $0.0001 par value per share, Class B common stock, $0.0001 par value per share and Class C common stock, $0.0001 par value per share (collectively, the “common stock”), as of the close of business on April 16, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. As of the Record Date, there were 42,109,580 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting, 29,699,857 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting and 9,114,852 shares of Class C common stock outstanding and entitled to vote at the Annual Meeting, representing 9.8%, 69.0% and 21.2% of the voting power of our common stock, respectively. Each share of Class A common stock is entitled to one vote per share, each share of Class B common stock is entitled to ten votes per share and each share of Class C common stock is entitled to ten votes per share on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”) will be released on or about April 27, 2021 to our stockholders on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 10, 2021

This Proxy Statement and our 2020 Form 10-K are available at

http://www.proxyvote.com/

Proposals

At the Annual Meeting, our stockholders will be asked:

•	To elect Jared Isaacman and Andrew Frey as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•	FOR the election of Jared Isaacman and Andrew Frey as Class I Directors; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Shift4’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Shift4 is making this proxy statement and its 2020 Form 10-K available to its stockholders electronically via the Internet. On or about April 27, 2021, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2020 Form 10-K and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2020 Form 10-K. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 16, 2021. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our Class A common stock is entitled to one vote per share, each outstanding share of our Class B common stock is entitled to ten votes per share, and each outstanding share of our Class C common stock is entitled to ten votes per share for all matters before the Annual Meeting. At the close of business on the Record Date, there were 42,109,580, 29,699,857 and 9,114,852 shares of our Class A common stock, our Class B common stock and our Class C common stock, respectively, outstanding and entitled to vote at the Annual Meeting, representing 9.8%, 69.0% and 21.2% of the voting power of our common stock, respectively. Holders of our common stock vote together as a single class on any matter (including the election of directors and the ratification of our independent registered public accounting firm) that is submitted to a vote of our stockholders, unless otherwise required by our amended and restated certificate of incorporation.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, Shift4 has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/FOUR2021. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:55 a.m., Eastern time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•

Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 9, 2021. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Shift4 prior to the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise voting through your bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/FOUR2021. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted online by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

We currently have seven (7) directors on our Board. At the Annual Meeting, two (2) Class I Directors, Jared Isaacman and Andrew Frey, are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2024 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the 2021 Annual Meeting of Stockholders and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; Class II, whose term will expire at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2023 Annual Meeting of Stockholders and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders. The current Class I Directors are Jared Isaacman and Andrew Frey; the current Class II Directors are Nancy Disman and Sarah Goldsmith-Grover; and the current Class III Directors are Christopher Cruz, Jonathan Halkyard and Donald Isaacman.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement (as defined herein) are entitled to designate from time to time). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class I Director of the person whose name and biography appears below. In the event that either of Mr. J. Isaacman or Mr. Frey should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that either of Mr. J. Isaacman or Mr. Frey will be unable to serve if elected. Each of Mr. J. Isaacman and Mr. Frey has consented to being named in this proxy statement and to serve if elected.

In connection with the IPO of our Class A common stock in June 2020, we entered into a Stockholders Agreement with Searchlight and Rook (the “Stockholders Agreement”). Under the Stockholders Agreement and in connection with the IPO, Searchlight designated Messrs. Cruz and Frey and Rook designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be their respective nominees for the applicable elections to our Board. As of April 23, 2021, Searchlight beneficially owns 9.8% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that neither Searchlight designee must resign as a result of such decrease in designation rights. Rook has designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be its nominees for the applicable elections to our Board. For more information, see “Corporate Governance—Stockholders Agreement”.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Position with Shift4
Jared Isaacman	38	Founder, Chief Executive Officer and Chairman
Andrew Frey	46	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2021 Annual Meeting are as follows:

Jared Isaacman

Jared Isaacman has served as Shift4 Payments, Inc.’s Chief Executive Officer and the Chairman of the Board of Directors since its formation in November 2019, and is the Founder of Shift4 Payments, LLC, as well as serving as the Chief Executive Officer and Chairman of Shift4 Payments, LLC’s board of managers since its founding in 1999. Mr. J. Isaacman is also the founder of Draken International, a provider of contract air services. From 2006 to 2008, Mr. J. Isaacman was named as a finalist for the Ernst & Young “Entrepreneur of the Year” award, was the youngest person to ever be named to the list of “Industry Leaders” by The Green Sheet, a leading publication in the credit card industry and has been recognized as one of “America’s Best Entrepreneurs” by BusinessWeek magazine and “30 Entrepreneurs Under 30” by Inc. Magazine. He holds a Bachelor’s degree from Embry-Riddle Aeronautical University. We believe Mr. J. Isaacman is qualified to serve on our Board of Directors due to his extensive experience in executive leadership positions in the payment processing industry and his knowledge of our business in particular, gained through his services as our Founder and Chief Executive Officer.

Andrew Frey

Andrew Frey has served as a member of the Board of Directors of Shift4 Payments, Inc. since its formation in November 2019, and has served as a member of the board of managers of Shift4 Payments, LLC since May 2016. Mr. Frey is a Partner at Searchlight which he joined in 2011. Prior to joining Searchlight, Mr. Frey served as Managing Principal at Quadrangle Group, a private investment firm focused on media, communications, technology and information services sectors. Mr. Frey has also served as a member of the board of directors of Hemisphere Media Group, a publicly-traded language media company, since October 2016, and Mitel Networks

Corp, a telecommunications company, since April 2018. He holds a Bachelor of Science in Finance and a Bachelor of Applied Science in Systems Engineering from the University of Pennsylvania. We believe Mr. Frey is qualified to serve on our Board of Directors due to his public company board experience and his knowledge of finance and our business in particular, gained through his services as a member of our board of managers.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2022 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Position with Shift4
Nancy Disman	50	Director
Sarah Goldsmith-Grover	56	Director and Interim Chief Marketing Officer

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Nancy Disman

Nancy Disman has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020. Ms. Disman is the Chief Financial Officer and Chief Administrative Officer of Intrado Corporation, a provider of cloud-based technology, which she joined in November 2017. From April 2016 to March 2017, Ms. Disman served as the Chief Financial Officer and Chief Administrative Officer of the Merchant Acquiring Segment of Total System Services, Inc. (“TSYS), a global provider of payment solutions, and from June 2014 to March 2016, Ms. Disman was the Chief Financial Officer of TransFirst, a merchant account provider in the credit card processing industry, prior to its acquisition by TSYS. Ms. Disman has also served as a member of the board of directors of Intrado Foundation since June 2019 and various subsidiaries of Intrado Corporation since November 2017. She holds a Bachelor of Science in Business Administration and Accounting from the State University of New York at Albany and is a Certified Public Accountant in the State of New York. We believe Ms. Disman is qualified to serve on our Board of Directors due to her experience in leading companies in the payments industry and her knowledge in finance and accounting.

Sarah Goldsmith-Grover

Sarah Goldsmith-Grover has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020 and as the Company’s Interim Chief Marketing Officer since April 1, 2021. Ms. Goldsmith-Grover has also served as the Principal of Sarah Grover, Inc., a management consulting and brand strategy firm specializing in restaurants and hospitality, since October 2016. Prior to that, Ms. Goldsmith-Grover served in various executive roles at California Pizza Kitchen from 1990 to 2005, including as Executive Vice President and Chief Concept Officer. Ms. Goldsmith-Grover has served as a member of the board of directors of the Annual UCLA Restaurant Conference since 2000. She holds a Bachelor of Arts in Communications from DePauw University. We believe Ms. Goldsmith-Grover is qualified to serve on our Board of Directors due to her experience and insight acquired from leading companies in the restaurant and consumer industries.

Class III Directors (terms to expire at the 2023 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Position with Shift4
Christopher Cruz	37	Director
Jonathan Halkyard	56	Director
Donald Isaacman	74	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Christopher Cruz

Christopher Cruz has served as a member of the Board of Directors of Shift4 Payments, Inc. since its formation in November 2019, and as a member of the board of managers of Shift4 Payments, LLC since May 2016. Mr. Cruz is a Managing Director at Searchlight, which he joined in 2011. From 2008 to 2010, Mr. Cruz served on the investment team at Oaktree Capital Management, a global alternative investment management firm. Prior to that, Mr. Cruz was in the leveraged finance and restructuring group at UBS Investment Bank, from 2006 to 2008. Mr. Cruz has also served as a member of the board of directors of Sightline Payments, a financial technology company, since December 2020, and M&M Food Market, a frozen food retail chain, since July 2014. He holds a Bachelor of Arts in Honors Business Administration from the Richard Ivey School of Business at the University of Western Ontario. We believe Mr. Cruz is qualified to serve on our Board of Directors due to his extensive experience in finance and capital markets and his knowledge of our business in particular, gained through his services as a member of our board of managers.

Jonathan Halkyard

Jonathan Halkyard has served as a member of the Board of Directors of Shift4 Payments, Inc. since June 2020. Since January 2021, Mr. Halkyard has served as the Chief Financial Officer of MGM Resorts International. From September 2013 to November 2019, Mr. Halkyard held various senior management positions at Extended Stay America, Inc. (“Extended Stay”), an integrated hotel owner and operator, including Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. Mr. Halkyard has also served as a member of the board of directors of Dave & Buster’s Entertainment, Inc., a restaurant and entertainment business, since September 2011, including as the chair of its nominating and governance committee and member of its finance committee since June 2016, and as a member of its audit committee since September 2013. He previously served on the boards of directors of Extended Stay and ESH Hospitality, Inc., a real estate investment trust and the owner of the hotels, from January 2018 to November 2019. He holds a Bachelor of Arts in Economics from Colgate University and a Masters in Business Administration from Harvard Business School. We believe Mr. Halkyard is qualified to serve on our Board of Directors due to his experience in leading companies in the finance and hospitality industries and his knowledge of the board and corporate governance practices of other organizations.

Donald Isaacman

Donald Isaacman has served as a member of the Board of Directors of Shift4 Payments, Inc. since its formation in November 2019, and has served as the President and a member of the board of managers of Shift4 Payments, LLC since its founding in 1999. From February 1971 to September 2000, Mr. D. Isaacman also served as the Vice President of Supreme Security Systems, Inc., a home alarm and business security system company. He holds a Bachelor of Science in Marketing and Sales from Monmouth University. We believe Mr. D. Isaacman is qualified to serve on our Board of Directors due to his senior management experience and his knowledge of our business in particular, gained through his services as our President.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the 2021 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2022. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Shift4 Payments, Inc. (the “Company”) for the fiscal year ended December 31, 2020 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Nancy Disman (Chair)

Christopher Cruz

Jonathan Halkyard

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2020	2019
Audit Fees	$4,275,000	$3,002,000
Audit-Related Fees	-	300,000
Tax Fees	2,288,611	1,374,946
All Other Fees	954	-

Total Fees	$6,564,565	$4,676,946

Audit Fees

Audit fees in 2020 and 2019 consisted of professional services rendered in connection with the audit of our annual consolidated financial statements the review of our interim quarterly condensed consolidated financial statements. Additionally, audit fees in 2020 included assurance and related services related to our IPO and secondary offerings, as well as various consultation matters.

Audit-Related Fees

Audit-related fees in 2019 consisted of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review and are not reported under “Audit Fees” above. These services included accounting consultations concerning financial accounting and reporting standards, due diligence procedures in connection with acquisitions and procedures related to other attestation services. There were no such fees incurred in 2020.

Tax Fees

Tax fees in 2020 and 2019 consisted of fees for professional services related to tax compliance, tax advice and tax planning, including consultation on tax matters and assistance regarding federal, state and local tax compliance.

All Other Fees

All other fees in 2020 consisted of a licensing fee for the use of disclosure checklist software. There were no such fees incurred in 2019.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Jared Isaacman (1)	38	Founder, Chief Executive Officer and Chairman of the Board of Directors
Jordan Frankel (2)	38	General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary
Sarah Goldsmith-Grover (3)	56	Director and Interim Chief Marketing Officer
Bradley Herring (4)	51	Chief Financial Officer
Taylor Lauber (5)	37	Chief Strategy Officer

(1)        See biography on page 9 of this proxy statement.

(2)        Jordan Frankel has served as Shift4 Payments, Inc.’s Secretary and General Counsel since its formation in November 2019, and as General Counsel and Executive Vice President, Legal, Human Resources and Compliance and a member of the board of managers of Shift4 Payments, LLC since 2014. From 2011 to 2019, Mr. Frankel also served as a member of the board of directors of Draken International, a provider of contract air services. He holds a Bachelor of Finance and Marketing from the Syracuse University Martin J Whitman School of Management and a Juris Doctor and Masters in Business Administration from the Quinnipiac University School of Law and Quinnipiac University Lender School of Business, respectively.

(3)        See biography on page 10 of this proxy statement.

(4)        Bradley Herring has served as Shift4 Payments, Inc.’s Chief Financial Officer since its formation in November 2019 and as Chief Financial Officer of Shift4 Payments, LLC since October 2019. Prior to joining Shift4, from 2016 to 2019, Mr. Herring served as Chief Financial Officer of Elavon, Inc., a processor of credit card transactions. Mr. Herring also served as Chief Financial Officer of the digital banking group of Fiserv, a provider of online banking and online payment services, from 2012 to 2015. He was also the Vice President of Global Operations for Equifax for five years, from 2008 to 2013. Mr. Herring has passed the Series 7 General Securities Representative Exam, administered by the Financial Industry Regulatory Authority, Inc. He holds a Bachelor of Arts degree in Management and Economics and a Masters of Business Administration from Georgia Institute of Technology Scheller College of Business.

(5)        Taylor Lauber has served as Shift4 Payments, Inc.’s Chief Strategy Officer since its formation in November 2019 and as Senior Vice President, Strategic Projects of Shift4 Payments, LLC since 2018. Prior to joining Shift4, from 2010 to 2018, he served as a Principal at The Blackstone Group, L.P. Mr. Lauber also spent from 2005 to 2010 at Merrill Lynch as a Financial Advisor, where he advised numerous Fortune 500 companies and their executives on capital markets transactions. Mr. Lauber has passed the Series 7 General Securities Representative Exam, Series 66 Uniform Combined State Law Exam and Series 27 Financial and Operations Principal Exam, all administered by the Financial Industry Regulatory Authority, Inc. He holds a Bachelor of Economics and Finance from Bentley College.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our investor relations page of our website located at investors.shift4.com, or by writing to our Secretary at our offices at 2202 N. Irving St., Allentown, Pennsylvania 18109.

Board Composition

Our Board of Directors currently consists of seven members: Jared Isaacman, Christopher Cruz, Nancy Disman, Andrew Frey, Sarah Goldsmith-Grover, Jonathan Halkyard and Donald Isaacman. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors (provided that such number shall not be less than the aggregate number of directors that the parties to the Stockholders Agreement are entitled to designate from time to time). Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Stockholders Agreement

In connection with our IPO in June 2020, we entered into the Stockholders Agreement with Searchlight and Rook, granting them certain board designation rights so long as they maintain a certain percentage of ownership of our outstanding common stock.

Pursuant to the Stockholders Agreement, Searchlight is entitled to designate for nomination by the Board up to two directors, apportioned among the classes, for as long as Searchlight beneficially owns, in the aggregate, 25% or more of our Class A common stock; and one director for so long as Searchlight beneficially owns, in the aggregate, less than 25% but at least 10% of our Class A common stock (the “Searchlight director nominees”). In connection with the IPO, Searchlight designated Messrs. Cruz and Frey to be their nominees for the applicable elections to our Board. As of April 23, 2021, Searchlight beneficially owns 9.8% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that neither Searchlight designee must resign as a result of such decrease in designation rights. Rook is entitled to designate for nomination by the Board two directors for so long as it beneficially owns in the aggregate 25% or more of all issued and outstanding shares of Class A common stock and one director for so long as Rook beneficially owns, in the aggregate, less than 25% but at least 10% of our Class A common stock (the “Rook director nominees”). Rook has designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be its nominees for the applicable elections to our Board. So long as Jared Isaacman serves as the Chief Executive Officer of the Company, he shall be nominated by the Board in that capacity and shall serve as one of the Rook Directors.

In addition, Rook and Searchlight have agreed to vote all of their outstanding shares of our common stock so as to cause the election of the Rook director nominees, which shall include Jared Isaacman, for as long as he is our Chief Executive Officer. The Stockholders Agreement allows for the Board of Directors to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our amended and restated certificate of incorporation, our amended and restated bylaws, the Nominating and Corporate Governance Committee Charter or the Corporate Governance Guidelines.

The Stockholders Agreement will terminate upon the earlier to occur of (i) each of Searchlight and Rook cease to own any of our Class A common stock, Class B common stock or Class C common stock, (ii) each of Searchlight and Rook cease to have board designation rights under the Stockholders Agreement, or (iii) by unanimous consent of Searchlight and Rook. For more information, see “Certain Relationships and Related Party Transactions—Stockholders Agreement”.

Director Independence

Nancy Disman and Jonathan Halkyard each qualify as “independent” in accordance with the listing requirements of The New York Stock Exchange (the “NYSE”). In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Based on his relationship with either the Company or Searchlight, as applicable, each of Christopher Cruz, Andrew Frey, Donald Isaacman and Jared Isaacman does not qualify as independent under the NYSE Rules. Additionally, as a result of her employment as our Interim Chief Marketing Officer from April 1, 2021 until May 31, 2021, Sarah Goldsmith-Grover does not qualify as independent under the NYSE Rules for the period in which she is expected to serve in that capacity. We expect Ms. Goldsmith-Grover to qualify as independent under the NYSE Rules after her service as Interim Chief Marketing Officer concludes. Other than discussed above, there are no family relationships between or among any of our directors.

Controlled Company Exemption

Searchlight and Jared Isaacman, our Founder, Chief Executive Officer and Chairman of the Board of Directors, have more than 50% of the combined voting power of our common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the NYSE rules and intend to elect not to comply with certain corporate governance standards, including that: (1) a majority of our Board of Directors consists of “independent directors,” as defined under the rules of the NYSE; (2) we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; (3) we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (4) we perform annual performance evaluations of the nominating and corporate governance and compensation committees. We intend to continue to rely on the foregoing exemptions provided to controlled companies under the NYSE rules. Therefore, we may not have a majority of independent directors on our Board of Directors, an entirely independent nominating and corporate governance committee, an entirely independent compensation committee or perform annual performance evaluations of the nominating and corporate governance and compensation committees unless and until such time as we are required to do so. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements.

In the event that we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Under the Stockholders Agreement, the directors initially designated for election to the applicable classes by the Board (i) by Searchlight were Christopher Cruz and Andrew Frey and (ii) by Rook were Donald Isaacman and Jared Isaacman. As of April 23, 2021, Searchlight beneficially owns 9.8% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that neither Searchlight designee must resign as a result of such decrease in designation rights. Rook has designated Mr. D. Isaacman and Mr. J. Isaacman (by virtue of his role as Chief Executive Officer), to be its nominees for the applicable elections to our Board.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they may deem to be relevant: experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. Although the Board does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider factors including, without limitation, issues of character, integrity, judgment, and diversity, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Shift4 Payments, Inc., 2202 N. Irving St., Allentown, Pennsylvania 18109. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

Anyone who would like to the independent members of the Board, the Chairperson of the Board, any chairperson of a Board committee, and the lead independent director, if any, about corporate governance, corporate strategy, Board-related matters or other substantive matters that our General Counsel and Chairperson of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: General Counsel, 2202 N. Irving St., Allentown, Pennsylvania 18109 or jfrankel@shift4.com.

All communications, including shareholder recommendations of director candidates, must be accompanied by the following information regarding the person submitting the communication:

•	If the person is a shareholder, a statement of the type and amount of the securities of the Company that the person holds;

•	If the person submitting the communication is not a shareholder and is submitting the communication as an interested party, the nature of the person’s interest in the Company; and

•	The address, telephone number and e-mail address, if any, of the person.

Communications that are deemed to comply with this policy and to be appropriate for delivery will be forwarded to the Board or the relevant director(s). Communications (i) regarding individual grievances or other interests that are personal to the party submitting the communication; (ii) regarding ordinary business operations; and (iii) containing offensive, obscene or abusive content are considered inappropriate for delivery to directors, and will not be forwarded to them. The General Counsel may consult with the Chairperson of the Board and lead independent director, if any, when determining whether a communication is appropriate for delivery.

The General Counsel or his or her designee will send an acknowledgment of receipt to each Interested Party that submits a communication indicating that communications deemed to comply with this policy and to be appropriate for delivery to directors will be so delivered, but that it is not the practice of the directors to respond individually to the communications. Communications deemed to comply with this policy and to be appropriate for delivery will be delivered to the directors on a periodic basis, generally in advance of each regularly scheduled meeting of the Board.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Jared Isaacman serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. J. Isaacman and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board is comprised of individuals with extensive experience in finance, the payments industry and public company management. For these reasons and because of the strong leadership of Mr. J. Isaacman, our Board has concluded that our current leadership structure is appropriate at this time.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our Corporate Governance Guidelines provide that whenever the Chairman of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead independent director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chairman of the Board, as appropriate. We currently do not have a lead independent director.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, such as risks relating to the COVID-19 pandemic, and our Audit Committee is responsible for overseeing our financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee shall manage risks associated with the independence of the Board of Directors and potential conflicts of interest. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Executive Sessions of Non-Management Directors

As provided in the Corporate Governance Guidelines, the independent directors meet, without non-independent directors or management present on a regularly scheduled basis, but no less than twice per year. The Company holds an executive session including only independent directors at least once per year. Nancy Disman, the Chair of our Audit Committee, currently presides over executive sessions of independent directors and non-management directors.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our investor relations website, investors.shift4.com, in the “Governance” section under “Governance Documents.” In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. Unless specifically approved in advance by the Company’s General Counsel, the policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings

There were three meetings of the Board of Directors during the fiscal year ended December 31, 2020. During the fiscal year ended December 31, 2020, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our investor relations website at investors.shift4.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairperson of the Board or the chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD

Our Board has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee, each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Nancy Disman	Chair	X	X
Jonathan Halkyard	X	X	Chair
Christopher Cruz	X	Chair	X
Andrew Frey		X
Sarah Goldsmith-Grover		X	X
Jared Isaacman			X

Audit Committee

Our Audit Committee’s responsibilities include:

•	appointing, approving the fees of, retaining and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence from management;

•	discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related person transactions; and;

•	reviewing related person transactions;

•

establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters, and for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).

The Audit Committee charter is available on our investor relations website at investors.shift4.com. The members of the Audit Committee are Christopher Cruz, Nancy Disman and Jonathan Halkyard. Ms. Disman serves as the Chair of the committee. Our Board has affirmatively determined that each of Ms. Disman and Mr. Halkyard is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act (“Rule 10A-3”) and the NYSE Rules, including those related to Audit Committee membership. Mr. Cruz is not independent under Rule 10A-3 and the Company expects to replace Mr. Cruz on the committee with an independent director within one year of its initial public offering. The Company has determined that its reliance on this exception would not materially adversely affect the ability of the Audit Committee to act independently and satisfy the other requirements of Rule 10A-3 during the transitional period.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE Rules. In addition, our Board of Directors has determined that Mr. Cruz, Ms. Disman and Mr. Halkyard each qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met two times in 2020.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

•	reviewing and approving, or recommending for approval by the Board, our incentive compensation and equity-based plans, policies and programs;

•	reviewing and making recommendations to the Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;

•	reviewing and making recommendations to the Board regarding any employment agreements and any severance arrangements or plans; and

•	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our investor relations website at investors.shift4.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In December 2020, the Compensation Committee engaged Semler Brossy a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Ernst & Young LLP comparing our compensation to that of a group of peer companies within our industry and met with the Compensation Committee to discuss our executive compensation and to receive input and advice. Semler Brossy reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.

The members of our Compensation Committee are Christopher Cruz, Nancy Disman, Andrew Frey, Jonathan Halkyard and Sarah Goldsmith-Grover. Mr. Cruz serves as the Chair of the Compensation Committee. For so long as the Company is a controlled company under the rules of the NYSE, the Committee members need not satisfy the independence requirements of the NYSE. Each of Ms. Disman and Mr. Halkyard qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee. Each of Mr. Cruz, Ms. Disman, Mr. Frey and Mr. Halkyard qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met two times in 2020.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;

•	developing and recommending to the Board of Directors corporate governance guidelines; and

•	overseeing an annual evaluation of the Board of Directors.

The Nominating and Corporate Governance Committee charter is available on our website at investors.shift4.com. The members of our Nominating and Corporate Governance Committee are Christopher Cruz, Nancy Disman, Sarah Goldsmith-Grover, Jonathan Halkyard and Jared Isaacman. Mr. Halkyard serves as the Chair of the Nominating and Corporate Governance Committee. For so long as the Company is a controlled company under the rules of the NYSE, the Committee members need not satisfy the independence requirements of the NYSE. Each of Ms. Disman and Mr. Halkyard qualifies as independent under the NYSE Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met one time in 2020.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2020, our “named executive officers” and their positions were as follows:

•	Jared Isaacman, Chief Executive Officer;

•	Taylor Lauber, Chief Strategy Officer; and

•	Jordan Frankel, General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for our fiscal years ended December 31, 2019 and December 31, 2020.

Name and Principal Position	Year	Salary ($)	Bonus($) (1)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)

Jared Isaacman Chief Executive Officer	2020	188,915(5)	—	—	555,850(3)	744,764

	2019	500,000	—	—	241,215	741,215

Taylor Lauber Chief Strategy Officer	2020	230,769	112,500	15,672,040	22,804(4)	16,038,113

Jordan Frankel General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary	2020	163,646	112,500	20,340,054	9,087(4)	20,625,287
(1)	Amounts reflect annual discretionary bonuses in an aggregate amount equal to the amount set forth above.

(2)

Amounts reflect the full grant-date fair value of restricted stock units granted during 2020 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock unit awards and option awards made to executive officers in Note 23 to our audited consolidated financial statements included in the 2020 Form 10-K.

(3)

Amounts reflect the following payments made by the Company with respect to Mr. J. Isaacman: (a) supplemental life insurance premium payments in an aggregate amount equal to $207,448, (b) automobile lease payments in an aggregate amount of $55,244, (c) automobile insurance premium payments in an aggregate amount of $3,236, (d) payments in an aggregate amount equal to $2,300 with respect to a business association membership and (e) payment or reimbursement of legal fees in an aggregate amount equal to $287,622.

(4)	Amount reflects automobile premium payments.

(5)	Amount reflects Mr. J. Isaacman’s annual base salary of $500,00 until our initial public offering, and thereafter Mr. J. Isaacman’s annual base salary of $50,000 for the remainder of fiscal year 2020.

Elements of the Company’s Executive Compensation Program

Compensation for each named executive officer generally consisted of a base salary, annual cash bonus (other than for Mr. J. Isaacman), equity compensation, standard employee benefits and a retirement plan, as well as Company contributions to the retirement plan (other than for Mr. J. Isaacman). These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Each named executive officer’s initial base salary was provided as agreed to by the Committee. In 2020, in connection with the COVID-19 pandemic and related economic uncertainty, Mr. J. Isaacman agreed to forego his base salary and did not receive any base salary from April 17, 2020 to October 1, 2020. Also in connection with the COVID-19 pandemic and related economic uncertainty, Messrs. Lauber and Frankel agreed to decrease their respective base salaries by twenty percent (20%) from April 17, 2020 to July 5, 2020 and by ten percent (10%) from July 6, 2020 to October 1, 2020. The actual base salaries paid to each named executive officer for 2020 are set forth above in the Summary Compensation Table in the column entitled “Salary.”

Bonuses

The actual annual cash bonuses awarded to each named executive officer, other than for Mr. J. Isaacman who is not entitled to a cash bonus, for 2020 performance are set forth above in the Summary Compensation Table in the column entitled “Bonus” and described below under “—Employment Agreements.”

Equity Compensation

The 2020 Incentive Award Plan, referred to below as the 2020 Plan provide our employees (including the named executive officers), consultants, non-employee directors, and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of incentive and equity-based awards.

In 2020, we granted restricted stock units, referred to below as RSUs to Messrs. Frankel and Lauber, to encourage a sense of proprietorship and stimulate interest in our development and financial success. More specifically, we granted Mr. Frankel two grants of RSUs on June 8, 2020, in connection with the IPO, where one award was made to create alignment with our shareholders for future growth and financial success, which will vest in three equal installments of 1/3 each on each of the first three anniversaries of the date of grant and where one award was granted with respect to his efforts in connection with the IPO, of which 50% vested on December 8, 2020 and the remaining 50% will vest on December 8, 2021. In addition, we granted Mr. Lauber three grants of RSUs on June 8, 2020, in connection with the IPO, where one award was granted in recognition of Mr. Lauber forfeiting prior cash Transaction Bonus he was entitled to, as described further below in “Executive Compensation Arrangements – Employment Agreements – Taylor Lauber” , which will vest in full on June 8, 2021, one award was made to create alignment with our shareholders for future growth and financial success, which will vest in three equal installments of 1/3 each on each of the first three anniversaries of the date of grant and where one award was granted with respect to his efforts in connection with the IPO, of which 50% vested on

December 8, 2020 and the remaining 50% will vest on December 8, 2021. On December 8, 2020, we granted Messrs. Frankel and Lauber each an additional RSU grant, in connection with an annual award in the ordinary course, both of which will vest in three equal installments of 1/3 each on each of the first three anniversaries of the date of grant. In 2020, we did not make any awards under the 2020 Plan to Mr. J. Isaacman.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k) retirement savings plan, or the 401(k) Plan, for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) Plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Currently, we match contributions made by participants in the 401(k) Plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) Plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We do not maintain any defined benefit pension plans or deferred compensation plans for our named executive officers.

Employee Benefits and Perquisites

Health/Welfare Plans.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.

In addition, the Company pays automobile leasing payments, and automobile insurance and supplemental life insurance premiums, for the benefit of Mr. J. Isaacman, as set forth in the Summary Compensation Table, above.

We believe the perquisites and other benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2020.

Outstanding Equity Awards at 2020 Fiscal Year-End

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Jared Isaacman	—	—	—

Taylor Lauber	12/8/20	5,758 (2)	434,153

	6/8/20	70,802 (3)	5,338,470

	6/8/20	130,435 (2)	9,834,799

	6/8/20	524 (4)	39,509

Jordan Frankel	12/8/20	5,758 (2)	434,153

	6/8/20	260,870 (2)	19,669,598

	6/8/20	1,812 (4)	136,624

(1)	Represents the fair market value per share of our common stock of $75.40, as of December 31, 2020.

(2)	The RSUs vest annually in three equal installments of 1/3 each on each of the first three anniversaries of the date of grant.

(3)	100% of the RSUs vest on June 8, 2021.

(4)	50% of the RSU vested on December 8, 2020 and 50% of the RSUs vest on December 8, 2021, subject to continued employment.

Executive Compensation Arrangements

Employment Agreements

Jared Isaacman

On May 31, 2020, the Company entered into an employment agreement with Mr. J. Isaacman, or the Isaacman Employment Agreement, pursuant to which Mr. J. Isaacman will continue to serve as Chief Executive Officer and be elected as a member of our Board of Directors. The Isaacman Employment Agreement became effective upon the IPO, with a three (3) year term, with subsequent automatic one-year renewals periods, unless the Company or Mr. J. Isaacman provides the other party with written notice of intent not to renew the Isaacman Employment Agreement.

Pursuant to the Isaacman Employment Agreement, Mr. J. Isaacman is entitled to an annual base salary of $50,000. At the discretion of our Board of Directors, Mr. J. Isaacman will be eligible to receive an annual cash bonus. Mr. J. Isaacman is entitled to receive annual restricted stock unit awards pursuant to the 2020 Plan that will not be subject to time or performance based vesting unless otherwise required by our compensation committee or our Board of Directors. The Isaacman Employment Agreement also provides that Mr. J. Isaacman is eligible to participate in all employee benefit programs made available to active employees and for the Company to pay or reimburse certain business and professional expenses, including automobile leases, automobile insurance and premiums for life insurance.

Pursuant to the Isaacman Employment Agreement, upon Mr. J. Isaacman’s death or disability, upon termination of Mr. J. Isaacman’s employment by the Company with or without Cause (as defined in the Isaacman Employment Agreement) or by Mr. J. Isaacman for any reason, Mr. J. Isaacman is entitled to payment of premiums for participation in the health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for a period of up to 36 months following his termination date. These COBRA premium payments are the only severance benefits provided under the Isaacman Employment Agreement. No cash severance payments are provided under the Isaacman Employment Agreement.

Upon the occurrence of a change in control, all unvested equity awards held by Mr. J. Isaacman shall become fully vested and any awards, such as stock options, subject to exercisability will remain exercisable by Mr. J. Isaacman for up to the later of the exercise date set forth in the applicable award agreement and, if Mr. J. Isaacman’s employment has been terminated, 180 days following the date of termination.

The Isaacman Employment Agreement includes confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of customer provisions. The Isaacman Employment Agreement also includes a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to Mr. J. Isaacman.

Taylor Lauber

On February 12, 2018, the Company entered into an employment agreement with Mr. Lauber, or the Lauber Employment Agreement, providing for his employment as the Vice President of Strategic Projects. In 2020, Mr. Lauber accepted a new role of Chief Strategy Officer. The Lauber Employment Agreement has a three (3) year term, with subsequent automatic two-year renewal periods, unless the Company or Mr. Lauber provides the other party with written notice of intent not to renew the Lauber Employment Agreement.

Mr. Lauber is entitled to an annual base salary of $350,000. At the discretion of our compensation committee, Mr. Lauber will be eligible to receive an annual cash bonus. The Lauber Employment Agreement also provides that Mr. Lauber is eligible to participate in all employee benefit programs made available to active employees and for the Company to pay or reimburse certain business and professional expenses, including automobile leases, automobile insurance and other auto-related expenses. The Lauber Employment Agreement provides that the Company will reimburse Mr. Lauber for up to $2,000 monthly in auto-related expenses.

In connection with the IPO, Mr. Lauber received an award of RSUs, as described above in “—Equity Compensation”. In connection with the RSU grant, Mr. Lauber entered into a restricted stock unit award agreement, pursuant to which he waived all rights to receive the Transaction Bonus at any time, including upon the consummation of the IPO. The RSUs award was made to Mr. Lauber pursuant to the 2020 Plan.

In the event of Mr. Lauber’s termination of employment due to death or disability, Mr. Lauber is entitled to receive any accrued amounts.

The Lauber Employment Agreement includes confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including three-year post-employment non-competition and non-solicitation of customer provisions.

2020 Incentive Award Plan

As described above, we maintain the 2020 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers), and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of common stock reserved under the 2020 Plan is (i) 5,750,000 shares of our common stock and (iii) an annual increase on the first day of each year beginning in 2021 and ending in and including 2030, equal to the lesser of (A) 1% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our Board of Directors. As of December 31, 2020, 4,840,508 restricted stock units were outstanding under the 2020 Plan.

Securities Authorized For Issuance under Equity Compensation Plans

Plan category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities Reflected in first column) (4)
Equity compensation plans approved by security holders(1)	4,840,508	(2)	$24.35	(3)	909,492
Equity compensation plans not approved by security holders	—		—		—

Total	4,840,508		$24.35		909,492

(1)	Consists of the Shift4 Payments, Inc. 2020 Stock Incentive Plan, as amended (the “2020 Plan”).

(2)	Consists of restricted stock units issued under the 2020 Plan.

(3)	As of December 31, 2020, the weighted-average exercise price of outstanding restricted stock units under the 2020 Plan was $24.35.

(4)

Consists of 909,492 shares available for future issuance under the 2020 Plan. The 2020 Plan provides for an annual increase on the first day of each calendar year beginning January 1, 2021 and ending on and including January 1, 2030, equal to the lesser of (A) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding fiscal year and (B) such smaller number of shares as is determined by the board of directors, provided that no more than 5,750,000 shares of our common stock may be issued pursuant to the exercise of incentive stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A common stock, Class B common stock and Class C common stock, for:

•	each person known by us to beneficially own more than 5% of our Class A common stock, Class B common stock or our Class C common stock;

•	each of our directors (which includes all nominees);

•	each of our named executive officers; and

•	each of our executive officers and directors as a group as of April 16, 2021, unless otherwise indicated.

We have based our calculation of the percentage of beneficial ownership on 42,109,580 shares of our Class A common stock outstanding, 29,699,857 shares of our Class B common stock outstanding and 9,114,852 shares of our Class C common stock outstanding as of April 16, 2021. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Unless otherwise indicated, the address of all listed stockholders is c/o Shift4 Payments, Inc., 2202 N. Irving St., Allentown, Pennsylvania 18109. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Unless otherwise indicated, the address of each beneficial owner listed below is 2202 N. Irving St., Allentown, Pennsylvania 18109. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares of Class A common stock Beneficially Owned (1)	Percentage of Shares of Class A common stock Beneficially Owned	Number of Shares of Class B common stock Beneficially Owned	Percentage of Shares of Class B common stock Beneficially Owned	Number of Shares of Class C common stock Beneficially Owned	Percentage of Shares of Class C common stock Beneficially Owned	Combined Voting Power Percentage (2)
5% or Greater Stockholders
Entities affiliated with Searchlight Capital Partners, LP (3)	-	-	3,870,841	13.0%	4,489,506	49.3%	19.4%
Vanguard Group Inc. (4)	3,158,871	7.5%	-	-	-	-	*
Durable Capital Partners LP (5)	2,941,321	7.0%	-	-	-	-	*
Named Executive Officers and Directors
Jared Isaacman (6)	77,326	*	25,829,016	87.0%	4,625,346	50.7%	70.8%
Jordan Frankel (7)	88,768	*	-	-	-	-	*
Taylor Lauber (8)	114,803	*	-	-	-	-	*
Donald Isaacman (9)	4,709	*	-	-	-	-	*
Christopher Cruz (10)	4,709	*	-	-	-	-	*
Andrew Frey (11)	4,709	*	-	-	-	-	*
Nancy Disman (12)	4,709	*	-	-	-	-	*
Sarah Goldsmith-Grover (13)	4,709	*	-	-	-	-	*
Jonathan Halkyard (14)	4,709	*	-	-	-	-	*
All executive officers and directors as a group (10 persons) (15)	323,910	*	25,829,016	87.0%	4,625,346	50.7%	70.8%

*	Represents beneficial ownership of less than 1%.

(1)

Each common unit is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case, in accordance with the terms of the Shift4 Payments LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange by Shift4 Payments, Inc. of such Class A common stock or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may exercise such redemption right for as long as their LLC Interests remain outstanding. See “Certain Relationships and Related Party Transactions—Shift4 Payments LLC Agreement.” Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of LLC Interests pursuant to the terms of the Shift4 Payments LLC Agreement, a number of shares of our Class B common stock registered in the name of the redeeming or exchanging Continuing Equity Owner will be cancelled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged. In this table, beneficial ownership of LLC Interests has not been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged.

(2)

Represents the percentage of voting power of our Class A common stock, Class B common stock and Class C common stock voting as a single class. Each share of Class A common stock entitles the registered holder thereof to one vote per share, each share of Class B common stock entitles the registered holder thereof to ten votes per share and each share of Class C common stock entitles the registered holder thereof to ten votes per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A common stock, Class B common stock and Class C common stock will vote as a single class on all matters except as required by law or our amended and restated certificate of incorporation.

(3)

Based on a Schedule 13G filed on February 12, 2021 on behalf of Searchlight Capital Partners II GP, LLC (the “GP LLC”), Searchlight Capital Partners II GP, L.P. (the “GP L.P.”) and Searchlight II GWN, L.P. (the “GWN L.P.) and information known to the Company. As of April 16, 2021, each of the GP LLC, the GP L.P., and the GWN L.P. had shared voting and dispositive power over 3,870,841 shares of our class A common stock. Three managers (the “Managers”) directly or indirectly control the investment and voting decisions of the GP LLC by majority vote or consent, and thus, none of the Managers individually control the investment or voting decisions of the GP LLC. The GP LLC is the general partner of the GP L.P., which is the general partner of the GWN L.P. As a result, the GP LLC and the GP L.P. may be deemed to share beneficial ownership of the securities held of record by the GWN L.P. The GP LLC and the Managers each disclaim beneficial ownership of the Class A common stock reported herein. The address for the Searchlight entities and persons is 745 Fifth Avenue, 27th Floor, New York, NY 10151. Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of LLC Interests pursuant to the terms of the Shift4 Payments LLC Agreement, a number of shares of our Class B common stock registered in the name of the redeeming or exchanging Continuing Equity Owner will be cancelled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged. In this table, beneficial ownership of LLC Interests has not been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged.

(4)

Based solely on a Schedule 13G filed on February 10, 2021 by The Vanguard Group (“Vanguard”) on behalf of itself and its wholly-owned subsidiaries, Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited and Vanguard Investments UK, Limited. Vanguard reported that as of December 31, 2020, it had shared voting power over 14,702 shares of our Class A common stock, sole dispositive power over 3,118,439 shares of our Class A common stock and shared dispositive power over 40,432 shares of our Class A common stock and that the shares are beneficially owned by Vanguard and its wholly-owned subsidiaries identified above. The address of each of the foregoing entities is 100 Vanguard Blvd., Malvern, PA 19355.

(5)

Based solely on a Schedule 13G filed on February 12, 2021. Durable Capital Partners (“DCP”), Durable Associates (“DA”) and Henry Ellenbogen (“Mr. Ellenbogen”) are the beneficial owners of 2,941,321 shares of Class A common stock held by its client fund, Durable Capital Master Fund LP (the “Fund”). As of December 31, 2020, DCP, as the investment adviser to the Fund, has sole power to direct the vote and disposition of 2,941,321 shares of our Class A common stock held by the Fund. DA, as the general partner of DCP, has sole power to direct the vote and disposition of 2,941,321 shares of our Class A common stock held by the Fund, and as the principal of DCP and DA, Mr. Ellenbogen has sole power to direct the vote and disposition of 2,941,321 shares of our Class A common stock held by the Fund. The address for these entities and person is 5425 Wisconsin Avenue, Suite 802, Chevy Chase, MD 20815.

(6)

Consists of (a) 77,326 shares of Class A common stock, (b) 25,829,016 LLC Interests held by Rook, (c) 25,829,016 shares of Class B common stock held by Rook, and (d) 4,625,346 shares of Class C common stock held by Rook. As the sole stockholder of Rook, Mr. J. Isaacman may be deemed to have sole voting and investment power with respect to such securities. Rook has pledged, hypothecated or granted security interests in 10,000,000 LLC Interests and 10,000,000 shares of Class B common stock held by Rook pursuant to a margin loan agreement with customary default provisions. In the event of a default under the margin loan agreement, the secured parties may foreclose upon any and all shares of securities pledged to them and may seek recourse against the borrower. See “Certain Relationships and Related Party Transactions—Issuer Agreements.” The address for Rook is 2202 N. Irving St., Allentown, PA 18109. Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of LLC Interests pursuant to the terms of the Shift4 Payments LLC Agreement, a number of shares of our Class B common stock registered in the name of the redeeming or exchanging Continuing Equity Owner will be cancelled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged. In this table, beneficial ownership of LLC Interests has not been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged.

(7)	Consists of (a) 1,812 shares of Class A common stock and (b) 86,956 restricted stock units vesting within 60 days of April 16, 2021.

(8)	Consists of (a) 523 shares of Class A common stock and (b) 114,280 restricted stock units vesting within 60 days of April 16, 2021.

(9)	Consists of 4,709 restricted stock units vesting within 60 days of April 16, 2021.

(10)	Consists of 4,709 restricted stock units vesting within 60 days of April 16, 2021.

(11)	Consists of 4,709 restricted stock units vesting within 60 days of April 16, 2021.

(12)	Consists of 4,709 restricted stock units vesting within 60 days of April 16, 2021.

(13)	Consists of 4,709 restricted stock units vesting within 60 days of April 16, 2021.

(14)	Consists of 4,709 restricted stock units vesting within 60 days of April 16, 2021.

(15)

Consists of (a) 79,849 shares of Class A common stock, (b) 25,829,016 LLC Interests, (c) 25,829,016 shares of Class B common stock, (d) 4,625,346 shares of Class C common stock, and (e) 244,061 restricted stock units vesting within 60 days of April 16, 2021.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2020, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Aircraft Usage and Consulting Services

We have a service agreement with a shareholder of the Company, including access to aircrafts and property. We incurred expenses for this service in the amount of $0.4 million during the year ended December 31, 2020. On May 31, 2020, we amended the monthly fee and added services in this agreement with a shareholder of the Company.

Searchlight and Rook provided us with consulting and managing services on an ongoing basis, for which we accrued a total of $0.8 million during the year ended December 31, 2020. Management fees due to these respective shareholders were fully paid as of June 30, 2020 and are not required to be paid subsequent to the IPO.

The Company incurred $1.2 million and $1.0 million in costs associated with the September and December Follow-on Offerings, respectively, that were reimbursed by Searchlight.

The Transactions

On June 4, 2020, in connection with our IPO, we completed the following “Reorganization Transactions”, which include certain transactions with certain of our directors, executive officers and other persons and entities which became holders of 5% or more of our voting securities upon the consummation of the IPO.

•	Shift4 Payments, LLC amended and restated the limited liability agreement of Shift4 Payments, LLC (see “Shift4 Payments LLC Agreement” below);

•

The Company entered into (1) the Stockholders Agreement with Searchlight and our Founder, (2) the Registration Rights Agreement (as defined herein) with Searchlight and our Founder and (3) the Tax Receivable Agreement (as defined herein) with Shift4 Payments, LLC, the Continuing Equity Owners and the Blocker Shareholders; and

•	The Company purchased, with the net proceeds from the IPO and concurrent private placement, LLC interests directly from Shift4 Payments, LLC at a price per unit equal to $21.62.

Rook Holdings Inc. Purchase Agreement

On May 31, 2020, we entered into a purchase agreement with Rook, a corporation wholly-owned by our Founder, pursuant to which Rook purchased, subject to certain conditions, $100.0 million of our Class C common stock in a private placement concurrent with the completion of our IPO, at a purchase price per share equal to $21.62 per share, which is equal to the $23.00 per share initial public price, less underwriting discounts and commissions. The sale of such shares was not registered under the Act.

Tax Receivable Agreement

On June 4, 2020, we entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Shift4 Payments, LLC, each of the Continuing Equity Owners and the Blocker Shareholders that provides for the payment by us to the Continuing Equity Owners and the Blocker Shareholders of 85% of the amount of certain tax benefits, if any, that we actually realize, or in some circumstances is deemed to realize in its tax reporting, as a result of the transactions described above, including certain favorable tax attributes from the Blocker Companies, basis adjustments in our share of the tax basis of the assets of Shift4 Payments, LLC, basis increases in connection with the purchase of LLC Interests directly from certain of the Continuing Equity Owners in the Transactions, and certain other tax benefits attributable to payments made under the Tax Receivable Agreement. Shift4 Payments, LLC intends to have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange, and including for this purpose the purchase of LLC Interests directly from certain Continuing Equity Owners described above) of LLC Interests for Class A common stock or cash occurs. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in Shift4 Payments, LLC. If a Continuing Equity Owner transfers LLC Interests but does not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Continuing Equity Owner generally will continue to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent exchange of such LLC Interests. In general, the Continuing Equity Owners’ and Blocker Shareholders’ rights under the Tax Receivable Agreement may be assigned, sold, pledged or otherwise alienated to any person, without our consent, provided such person executes and delivers a joinder to the Tax Receivable Agreement agreeing to succeed to the applicable Continuing Equity Owner’s or Blocker Shareholders’ interest therein. As of December 31, 2020, there were no tax receivable payments due to the Continuing Equity Owners under the Tax Receivable Agreement.

Shift4 Payments LLC Agreement

On June 4, 2020, Shift4 Payments, LLC amended and restated its Amended and Restated Limited Liability Agreement to, among other things, (i) provide for a new single class of common membership interests in Shift4 Payments, LLC (the “common units”); (ii) exchange all of the then-existing membership interests of the Original Equity Owners for common units of Shift4 Payments; and (iii) appoint us as the sole manager of Shift4 Payments, LLC.

The Shift4 Payments LLC Agreement also provides a redemption right to the Continuing Equity Owners which will entitle them to have their LLC Interests redeemed for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the Shift4 Payments LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange by Shift4 Payments, Inc. of such Class A common stock or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may exercise such redemption right for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) the Continuing Equity Owners will be required to surrender a number of shares of our Class B common stock registered in the name of such redeeming or exchanging Continuing Equity Owner (or its applicable affiliate), which we will cancel for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) all redeeming members will surrender LLC Interests to Shift4 Payments, LLC for cancellation.

The Shift4 Payments LLC Agreement requires Shift4 Payments, LLC to take all actions with respect to its LLC Interests, including issuances, reclassifications, distributions, divisions or recapitalizations, such that (1) we at all times maintain a ratio of one LLC Interest owned by us, directly or indirectly, for each share of Class A common stock and Class C common stock issued by us, and (2) Shift4 Payments, LLC at all times maintain (a) a one-to-one ratio between the number of shares of Class A common stock and Class C common stock issued by us and the number of LLC Interests owned by us and (b) a one-to-one ratio between the aggregate number of shares of Class B stock owned by Searchlight and our Founder, collectively, and the number of LLC Interests owned by Searchlight and our Founder, collectively.

Stockholders Agreement

Pursuant to the Stockholders Agreement, Searchlight has the right to designate certain of our directors (the “Searchlight Directors”), which will be two Searchlight Directors for as long as Searchlight directly or indirectly, beneficially owns, in the aggregate, 25% or more of our Class A common stock (including any shares of Class C common stock beneficially owned by Searchlight) or one Searchlight Director for as long as Searchlight directly or indirectly, beneficially owns, in the aggregate, less than 25% but over 10% of our Class A common stock (including any shares of Class C common stock beneficially owned by Searchlight), in each case, assuming that all outstanding LLC Interests in Shift4 Payments, LLC are redeemed for newly issued shares of our class A common stock on a one-for-one basis, and Rook has the right to designate certain of our directors (the “Founder Directors”), which will be two Founder Directors for as long as Rook directly or indirectly, beneficially owns, in the aggregate, 25% or more of our Class A common stock (including any shares of Class C common stock beneficially owned by our Founder) or one Founder Director for as long as Rook directly or indirectly, beneficially owns, in the aggregate, less than 25% but over 10% of our Class A common stock (including any shares of Class C common stock beneficially owned by our Founder), in each case, assuming that all outstanding LLC Interests are redeemed for newly issued shares of our class A common stock on a one-for-one basis. As of April 23, 2021, Searchlight beneficially owns 9.8% of our Class A common stock (including (i) LLC Interests redeemable or exchangeable by Searchlight for shares of Class A common stock pursuant to the Shift4 Payments LLC Agreement and (ii) any shares of Class C common stock beneficially owned by Searchlight) and is currently not entitled to designate a nominee for election to our Board. A majority of the directors (with the Searchlight designees abstaining) agreed in writing that neither Searchlight designee must resign as a result of such decrease in designation rights. Each of Searchlight and Rook also agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Searchlight Directors and Founder Directors. Additionally, pursuant to the Stockholders Agreement, we shall take all commercially reasonable actions to cause (1) the Board of Directors to be comprised of at least seven directors or such other number of directors as our Board of Directors may determine; (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected to the Board of Directors at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on the Board of Directors. The Stockholders Agreement allows for the Board of Directors to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to our stockholders or does not otherwise comply with any requirements of our amended and restated certificate of incorporation, our amended and restated bylaws, the Nominating and Corporate Governance Committee Charter or the Corporate Governance Guidelines.

In addition, the Stockholders Agreement provides that for as long as Searchlight or Rook, respectively, beneficially owns, directly or indirectly, in the aggregate, 25% or more of all issued and outstanding shares of our Class A common stock (assuming that all outstanding LLC Interests are redeemed for newly issued shares of our Class A common stock on a one-for-one basis and including any shares of Class C common stock beneficially owned by Searchlight or our Founder), we will not take, and will cause our subsidiaries not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of Searchlight or Rook, respectively, including, subject to certain exceptions:

•

any transaction or series of related transactions, in which any “person” or “group” acquires, directly or indirectly, in excess of fifty percent (50%) of our then outstanding shares of any class of our capital stock or has the direct or indirect power to elect a majority of the members of our Board;

•	the reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding-up of us;

•	the sale, lease or exchange of all or substantially all of our property and assets;

•

any actions (including, without limitation, any debt recapitalizations, refinancings, amendments, revolver drawings, repayments, and compliance report review) with respect to our debt capitalization in excess of $100.0 million;

•	the declaration or payment of any dividends or other distributions by us;

•	any buyback, purchase, repurchase, redemption or other acquisition by us of any of our securities;

•	the (i) resignation, replacement or removal of the Company as the sole manager of Shift4 Payments LLC or (ii) appointment of any additional person as a manager of Shift4 Payments LLC;

•	any acquisition or disposition of our assets where the aggregate consideration for such assets is greater than $25.0 million in any single transaction or series of related transactions;

•	the creation of a new class or series of capital stock or equity securities of us;

•	any issuance of additional shares of Class A common stock, Class B Stock, Class C Stock, Preferred Stock or other of our equity securities;

•	any amendment or modification of our organizational documents;

•	entering into, modifying, amending or terminating any material contracts;

•	any new joint venture with a non-affiliate third-party;

•

the commencement, settlement or compromise of any litigation, claim, arbitration or other adversarial proceeding, governmental investigation, or proceeding involving an amount in dispute in excess of $500,000;

•	any entering into, modifying, amending or terminating any employments, severance, change of control or other agreement or contract with our Chief Executive Officer;

•	any hiring and/or termination of our Chief Executive Officer, Chief Financial Officer, Chief Strategy Officer, General Counsel, or other executive officer; or

•	any increase or decrease of the size of our Board.

The Stockholders Agreement terminates upon the earlier to occur of (i) each of Searchlight and Rook cease to own any of our Class A common stock, Class B common stock or Class C common stock, (ii) each of Searchlight and Rook cease to have board designation rights under the Stockholders Agreement, or (iii) by unanimous consent of Searchlight and Rook.

Registration Rights Agreement

We entered into a Registration Rights Agreement with certain of the Continuing Equity Owners in connection with the IPO. The Registration Rights Agreement provided Searchlight and Rook with certain “demand” registration rights whereby, at any time after 180 days following our IPO and the expiration of any related lock-up period, Searchlight and Rook Holdings Inc. could have required us to register under the Securities Act of 1933, as amended, the offer and sale of shares of Class A common stock issuable to them, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), upon redemption or exchange of their LLC Interests. The Registration Rights Agreement also provided for customary “piggyback” registration rights for all parties to the agreement.

Issuer Agreements

On September 16, 2020, in connection with the pledge by Mr. Isaacman, our Founder, Chief Executive Officer and Chairman of the Board of Directors, through Rook, of 15,227,181 shares of Class B common Stock an and equal number of LLC Interests pursuant to a margin loan agreement (the “September 2020 Margin Loan”), the Company entered into an issuer agreement by and among the Company, Rook, Shift4 Payments, LLC and Citibank, N.A., in which the Company, among other matters, provided for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of Citibank, N.A. under such margin loan agreement and related documents. On March 24, 2021, Mr. Isaacman paid the September 2020 Margin Loan in full and the related issuer agreement terminated.

On March 16, 2021, in connection with the VPF Contract (as defined below), the Company entered into a new issuer agreement by and among the Company, Rook SPV (as defined below), Shift4 Payments, LLC and the Dealer (as defined below), in which the Company, among other matters, provides for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of the Dealer under the VPF Contract and related documents.

On March 24, 2021, in connection with the pledge by Mr. Isaacman, our Founder, Chief Executive Officer and Chairman of the Board of Directors, through Rook, of 10,000,000 shares of Class B common stock and an equal number of LLC Interests pursuant to a margin loan agreement, the Company entered into an issuer agreement by and among the Company, Rook, Shift4 Payments, LLC and Goldman Sachs Bank USA, in which the Company, among other matters, provides for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of Goldman Sachs Bank USA under such margin loan agreement and related documents.

Variable Prepaid Forward Contract

On March 16, 2021, Mr. Isaacman, through a wholly-owned special purpose vehicle (the “Rook SPV”), entered into a variable prepaid forward contract (the “VPF Contract”) with an unaffiliated dealer (the “Dealer”) covering approximately 2.0 million shares of the Company’s Class A common stock. The VPF Contract is scheduled to settle on specified dates in February, March and April 2023, at which time the actual number of shares of the Company’s Class A common stock to be delivered by the Rook SPV will be determined based on the price of the Company’s Class A common stock on such dates relative to the forward floor price of $73.19 per share and the forward cap price of $137.24 per share, with the aggregate number not to exceed approximately 2.0 million shares, which is the number of shares of Company’s Class B common stock and common units of Shift4 Payments, LLC pledged by the Rook SPV to secure its obligations under the contract. Subject to certain conditions, the Rook SPV can also elect to settle the VPF Contract in cash and thereby retain full ownership of the pledged shares and units.

Mr. Isaacman, through the Rook SPV, entered into the VPF Contract to provide current liquidity while allowing him to maintain voting and dividend rights in the stock and units, as well as the ability to participate in future stock price appreciation up to the forward cap price of $137.24 per share, during the term of the contract and thereafter if the Rook SPV settles the VPF Contract in cash.

The shares covered by the VPF Contract represent approximately 5.0% of the Company’s and 6.6% of Mr. Isaacman’s (on an as-converted basis) total shares of Class A common stock outstanding as of March 1, 2021, respectively. The pledged Class B common stock represents approximately 4.5% of the Company’s and 6.6% of Mr. Isaacman’s total voting power (including the outstanding Class C common stock) as of March 1, 2021, respectively. If the Rook SPV were to default on its obligations under the VPF Contract and fail to cure such default, the Dealer would have the right to exchange up to approximately 2.0 million common units of Shift4 Payments, LLC pledged by the Rook SPV for up to approximately 2.0 million shares of Company’s Class A common stock, and an equivalent number of Class B common stock will be retired.

Director and Officer Indemnification and Insurance

We have entered into separate indemnification agreements with each of our directors and executive officers. We have also purchased directors’ and officers’ liability insurance.

Limitations on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation and amended and restated bylaws provide indemnification for our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. We entered into indemnification agreements with each of our directors and executive officers that may, in some cases, be broader than the specific indemnification provisions contained under Delaware law. In addition, as permitted by Delaware law, our amended and restated certificate of incorporation includes provisions that eliminate the personal liability of our directors for monetary damages resulting from breaches of certain fiduciary duties as a director. The effect of this provision is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director for breach of fiduciary duties as a director.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. In addition, any potential related person transaction that is proposed to be entered into by the Company must be reported to the General Counsel by both the related person and the person at the Company responsible for such potential related person transaction. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2202 N. Irving St., Allentown, Pennsylvania 18109 in writing not later than December 28, 2021.

Stockholders intending to present a proposal at the 2022 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2022 Annual Meeting of Stockholders no earlier than February 10, 2022 and no later than March 12, 2022. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 10, 2022, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the 90th day prior to the 2022 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

SHIFT4’S ANNUAL REPORT ON FORM 10-K

A copy of our 2020 Form 10-K, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 16, 2021 without charge upon written request addressed to:

Shift4 Payments, Inc.

Attention: Secretary

2202 N. Irving St.

Allentown, Pennsylvania 18109

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2020 Form 10-K at www.proxyvote.com. You also may access our 2020 Form 10-K at investors.shift4.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Jordan Frankel

General Counsel, Executive Vice President, Legal, Human Resources and Compliance and Secretary

Allentown, Pennsylvania

April 27, 2021

SHIFT4 PAYMENTS, INC. 2202 NORTH IRVING STREET ALLENTOWN, PA 18109 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 9, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FOUR2021You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 9, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D49374-P55367 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SHIFT4 PAYMENTS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.1. Election of Directors Nominees: 01) Jared Isaacman 02) Andrew Frey The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratication of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting rm for the scal year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D49375-P55367 SHIFT4 PAYMENTS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SHIFT4 PAYMENTS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2021 The undersigned stockholder(s) of Shift4 Payments, Inc. hereby appoint(s) Bradley Herring and Jordan Frankel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock, Class B common stock, and/or Class C common stock of Shift4 Payments, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 10, 2021, via a live webcast at www.virtualshareholdermeeting.com/FOUR2021, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side